SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                     FORM 8-K/A


                                   CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (date of earliest event reported) September 26, 1996






                                    Tracor, Inc.
               (Exact name of registrant as specified in its charter)






      Delaware                    0-20227                74-2618088
   (State or other              (Commission            (I.R.S. Employer
   jurisdiction of             File Number)          Identification No.)
  incorporation or
    organization)






                                    Tracor, Inc.
                                  6500 Tracor Lane
                                 Austin, Texas 78725
                                    512/926-2800
                        (Name, address, and telephone number,
                including area code, of principal executive offices)


Item 7.  Financial Statements and Exhibits

 1. No financial statements are required to be filed for the reported transaction. The acquisition does not meet the tests necessary to be considered a Significant Acquisition.

                                     SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TRACOR, INC.


  Date: 3 December 1996         By:  /s/Russell E. Painton
                                     ------------------
                                     Russell E. Painton
                                     Vice President and
                                       Secretary